                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 23, 1999
                                                          -------------


                                THE GEON COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   Delaware                       1-11804                       34-1730488
---------------                 ------------                ------------------
(State or other                  (Commission                (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                     One Geon Center, Avon Lake, Ohio 44012
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
                                                            ------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  ------------

The Geon Company announced that the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, applicable to Geon's proposed acquisition of O'Sullivan Corporation, expired on June 18, 1999. The waiting period passed without a request for additional information from the Federal Trade Commission.

Item 7(c).   Financial Statements, Pro Forma Financial Information and Exhibits
----------   ------------------------------------------------------------------

Exhibit 99.1 Press Release of June 23, 1999 announcing the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, applicable to Geon's proposed acquisition of O'Sullivan Corporation, passed without a request for additional information from the Federal Trade Commission.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE GEON COMPANY




                                         By  /s/ Gregory L. Rutman
                                           ------------------------
                                           Secretary


Dated June 24, 1999